February 19, 2001


Tommy Chisholm, and Wayne Boston

Dear Sirs:

         The Southern Company proposes to file or join in the filing of reports under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission with respect to the following: (1) the filing of this Company's Annual Report on Form 10-K for the year ended December 31, 2000 and
(2) the filing of Quarterly Reports on Form 10-Q during 2001 and any Current Reports on Form 8-K

         The Southern Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of you our true and lawful Attorney for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with the foregoing said Annual Report on Form 10-K, said Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any necessary or appropriate amendment or amendments to any such reports, to be accompanied in each case by any necessary or appropriate exhibits or schedules thereto.

                                                   Yours very truly,

                                                   THE SOUTHERN COMPANY


                                                   By /s/A. W. Dahlberg
                                                        A. W. Dahlberg
                                                 Chairman of the Board and
                                                  Chief Executive Officer

      /s/Daniel P. Amos                                  /s/Donald M. James
        Daniel P. Amos                                    Donald M. James



      /s/Dorrit J. Bern                                   /s/Zack T. Pate
        Dorrit J. Bern                                      Zack T. Pate



     /s/Thomas F. Chapman                               /s/Gerald J. St. Pe'
      Thomas F. Chapman                                  Gerald J. St. Pe'



      /s/A. W. Dahlberg                               /s/Stephen A. Wakefield
        A. W. Dahlberg                                  Stephen A. Wakefield



     /s/H. Allen Franklin                                /s/W. L. Westbrook
      H. Allen Franklin                                   W. L. Westbrook



________________________________                         /s/Tommy Chisholm
       Bruce S. Gordon                                     Tommy Chisholm



     /s/L. G. Hardman III                                /s/W. Dean Hudson
      L. G. Hardman III                                    W. Dean Hudson



________________________________
       Elmer B. Harris

March 14, 2001


Tommy Chisholm and Wayne Boston

Dear Sirs:

         As an officer of The Southern Company, I hereby make, constitute, and appoint each of you my true and lawful Attorney in my name, place, and stead, to sign and cause to be filed with the Securities and Exchange Commission (1) this Company's Annual Report on Form 10-K for the year ended December 31, 2000, (2) Quarterly Reports on Form 10-Q during 2001, (3) any Current Reports on Form 8-K, and (4) any necessary or appropriate amendment or amendments to any such reports, each such report or amendments to such reports to be accompanied in each case by any necessary or appropriate exhibits or schedules thereto.

                                                              Yours very truly,

                                                              /s/Gale E. Klappa

Extract from minutes of meeting of the board of directors of The Southern
Company.

                               - - - - - - - - - -

                  RESOLVED: That for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and 2001 Form 10-Q's and Form 8-K's, and of remedying any deficiencies with respect thereto by appropriate amendment or amendments, this Company, the members of its board of directors, and its officers, are authorized to give their several powers of attorney to Tommy Chisholm and Wayne Boston.

                               - - - - - - - - - -

                  The undersigned officer of The Southern Company does hereby certify that the foregoing is a true and correct copy of a resolution duly and regularly adopted at a meeting of the board of directors of The Southern Company, duly held on February 19, 2001, at which a quorum was in attendance and voting throughout, and that said resolution has not since been rescinded but is still in full force and effect.

Dated  March 28, 2001                               THE SOUTHERN COMPANY


                                                    By  /s/Tommy Chisholm
                                                          Tommy Chisholm
                                                            Secretary